                                               ANNUAL REPORT
                                               OCTOBER 31, 2001

PRUDENTIAL
U.S. Emerging Growth Fund, Inc.

FUND TYPE
Small- to mid-capitalization stock

OBJECTIVE
Long-term capital appreciation


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of
The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.                  PRUDENTIAL (LOGO)

Prudential U.S. Emerging Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential U.S. Emerging Growth Fund
(the Fund) provides an opportunity for long-term capital appreciation by investing primarily in stocks of small and medium-size
U.S. companies with the potential for above-average growth. Stocks of small and medium-size companies--those with market capitalizations that are less than the largest market capitalization of the
Standard & Poor's MidCap 400 Stock Index
(S&P MidCap 400 Index)--may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

   Sectors expressed as a percentage of
   net assets as of 10/31/01
      28.2%  Information Technology
      23.2   Healthcare
      13.6   Consumer Discretionary
      12.8   Industrials
       9.3   Financials
       3.6   Telecommunication Services
       3.0   Energy
       6.3   Cash & Equivalents

Ten Largest Holdings

   Expressed as a percentage of
   net assets as of 10/31/01
   2.3%   Apollo Group, Inc.
          Commercial Services & Supplies
   2.1    Concord EFS, Inc.
          Commercial Services & Supplies
   2.1    Synopsys, Inc.
          Software
   2.1    DST Systems, Inc.
          Commercial Services & Supplies
   2.0    Solectron Corp.
          Electronic Components & Instruments
   2.0    Express Scripts, Inc.
          Healthcare Providers & Services
   1.9    Gemstar-TV Guide Int'l, Inc.
          Media
   1.8    USA Networks, Inc.
          Media
   1.7    Genentech, Inc.
          Biotechnology
   1.6    Dollar Tree Stores, Inc.
          Multiline Retail

Holdings are subject to change.

                                      www.PruFN.com    (800) 225-1852

Annual Report   October 31, 2001

Cumulative Total Returns1                             As of 10/31/01

                                       One         Since
                                       Year      Inception2
   Class A                            -40.13%      73.23%
   Class B                            -40.57       66.94
   Class C                            -40.57       66.94
   Class Z                            -39.95       75.35
   Lipper Mid-Cap Growth Fund Avg.3   -38.65       35.74

Average Annual Total Returns1                         As of 9/30/01

                  One       Since
                  Year    Inception2
   Class A      -48.87%     9.80%
   Class B      -48.88      9.99
   Class C      -47.59      9.90
   Class Z      -46.07     11.26

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do
  not take into account sales charges. The
  average annual total returns do take into
  account applicable sales charges. The Fund
  charges a maximum front-end sales charge of
  5% for Class A shares. Class B shares are
  subject to a declining contingent deferred
  sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%,
  and 1% for six years. Approximately seven
  years after purchase, Class B shares will
  automatically convert to Class A shares on a
  quarterly basis. Class C shares are subject
  to a front-end sales charge of 1% and a CDSC
  of 1% for 18 months. Class Z shares are not
  subject to a sales charge or distribution
  and service (12b-1) fees. The cumulative and
  average annual total returns in the tables
  above do not reflect the deduction of taxes
  that a shareholder would pay on fund
  distributions or following the redemption of
  fund shares.
2 Inception date: Class A, B, C, and Z,
  12/31/96.
3 The Lipper Average is unmanaged, and is
  based on the average return for all funds in
  each share class for the one-year and since
  inception periods in the Lipper Mid-Cap
  Growth Fund category. Funds in the Lipper
  Mid-Cap Growth Fund Average invest at least
  75% of their equity assets in companies with
  market capitalizations (on a three-year
  weighted basis) less than 300% of the
  dollar-weighted median market capitalization
  of the S&P MidCap 400 Index. They normally
  invest in companies with long-term earnings
  expected to grow significantly faster than
  the earnings of stocks represented in a
  major unmanaged stock index, and have an
  above-average price/earnings ratio, price-
  to-book ratio, and three-year earnings
  growth figure.
                                           1

PRUDENTIAL (LOGO)             December 14, 2001

DEAR SHAREHOLDER,
During the Prudential U.S. Emerging Growth
Fund's fiscal year ended October 31, 2001, economic conditions and corporate profitability deteriorated steadily. U.S.
stocks entered one of the deepest declines in memory. There were few opportunities for growth investors. The Lipper Mid-Cap Growth
Fund Average fell 38.65%, so the 40.13%
decline of the Fund's Class A shares (-
43.12% to those paying the maximum one-time
Class A share sales charge) was essentially in line with its peers' performance.

The intensity of this market and of the
bubble in telecommunications and technology stocks that preceded it were unusual. In part, the current decline is a correction for the preceding bubble. Although we expect stock prices will rise again after the correction has run its course, investors should not expect a return to the oversize gains that characterized the immediate preceding years.

We generally recommend a time horizon of five years or longer for equity investing.
Although the U.S. Emerging Growth Fund is more volatile than most stock funds because of its focus on young, rapidly growing companies, its Class A shares posted a three-year 12.29% average annual return.
That is considerably higher than the 7.52%
Lipper Mid-Cap Growth Fund Average over the same period--a period in which mid-cap growth stocks substantially outperformed the
Standard & Poor's Composite Stock Price
Index (S&P 500 Index) even though it
includes the current correction.
For more on the Fund's performance, please refer to the Investment Adviser's Report that follows.

Sincerely,


David R. Odenath, Jr., President
Prudential U.S. Emerging Growth Fund, Inc.

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report   October 31, 2001

INVESTMENT ADVISER'S REPORT

A VERY DIFFICULT ENVIRONMENT
This was the most difficult market for mid-cap growth stocks that we have encountered in the senior portfolio manager's quarter century of investing experience. Earnings in growth sectors, particularly technology and capital goods, fell sharply, and share prices fell even more so. Investors' expectations of rapid earnings also fell dramatically--albeit from unrealistically high levels--removing support for higher price/earnings (P/E) multiples on the stocks of growth companies. Growth stocks usually sell for above-average multiples of companies' earnings because investors expect the earnings to grow faster than average, providing a larger long-term payback.

Company managements were reluctant to
forecast earnings, partly because of
business uncertainty and perhaps partly
because the new FD (Fair Disclosure)
regulation prohibits disclosing information to only part of the investing public. It led managements to be less forthcoming with information to individual analysts.
Consequently, share prices have been very volatile, frequently swinging back and forth between upward and downward movements. For investors like us who keep our eyes on what we think a company is worth, and are willing to buy when the share is below that price and sell when it is above, the volatility presented trading opportunities.

We took advantage of some of these
opportunities. Two of the largest positive
contributors to the Fund's return, IVAX and
Intuit, were stocks that had deep declines
over the full reporting period. We bought
shares when their prices were particularly
depressed, and took profits on their
recoveries. IVAX, which the Fund no longer
holds, makes specialty generic drugs,
respiratory drugs, and cancer drugs such as
Paxene. Intuit's Quicken products dominate
the market for personal finance software,
and its Turbotax dominates the market for
tax preparation software. We have had a good
opinion of the company for some time, but
after its shares rose because of a change in
management, they retreated again after
revenues were slightly
                                           3

Prudential U.S. Emerging Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 10/31/01
2.3%   Apollo Group Inc./Commercial Services & Supplies
       Apollo offers accredited degree programs and professional courses to working adults through the University of Phoenix (a distant-learning university) and institutes for professional education. Companies, which often pay for technology-related training for their employees, usually do not view training as a discretionary expense. Apollo dominates this category, and its very visible future earnings should attract more investors in turbulent times.
2.1    Concord EFS, Inc./Commercial Services & Supplies
       Concord, a processor of financial
       transactions, has shown consistent earnings growth over more than five years. It processes ATM transactions, merchant check validations, and credit and debit card sales. We expect Concord's rapid growth to continue, spurred by the growth of debit cards.
2.1    Synopsys, Inc./Software
       Synopsys makes software tools used for the design of semiconductor chips. It has a diversified customer and product base.
       Because it charges its customers on a
       subscription basis, its future earnings are very visible. Moreover, they grew consistently until the last quarter of 2000, and then resumed growth from a lower base.
       Consistent, visible earnings growth is
       particularly attractive in the present
       uncertainty.
2.1    DST Systems, Inc./Commercial Services & Supplies
       DST is the largest independent processor of mutual fund shareholder transactions. Its share price dropped because of rising mutual fund redemptions, but we expect fund companies to increase their use of outsourced services when budgets are tight.
       DST has retained 95% of its customers over its long history, and its revenues are tied to the number of its accounts, not to share prices. DST's own investment portfolio is attractive.
2.0    Solectron Corp./Electronic Components & Instruments
       Solectron is a contract manufacturer
       for the electronics industry, making
       telecommunications, computer, and other
       electronic components for firms that design and market the products. Its exposure to business fundamentals is broadly diversified, so we expect its profitability to respond quickly to any improvement in the demand for electronic goods.

       Holdings are subject to change.

                                 www.PruFN.com    (800) 225-1852

Annual Report   October 31, 2001

below expectations. We added to our holdings at the lower price. The stock continued to be volatile, but we had a positive return on our investment in it during this difficult year, and we expect attractive growth in the future.

OUR BROAD TECHNOLOGY EXPOSURE HURT...
The technology sector was by far the
worst performing mid-cap growth
sector. Together with technology-related services such as American Tower and TMP
Worldwide (the Monsterboard personnel
recruiting website), it made up a large part of the Fund's holdings. These accounted for a large proportion of the Fund's negative return.

American Tower was the largest detractor.
About half of its business is renting the wireless telephone capacity of its broadcasting towers. That part continued to perform well.
The other half consists of technical consulting services to help wireless telephone companies extend their reach. That business fell off sharply when telecommunications companies suspended their expansion plans. American
Tower's share price plummeted. However,
the firm reduced its building rate, still has plenty of unused capacity on its existing towers, and has good cash flow and a strong balance sheet. We think it has excellent long-term growth potential, although the wireless industry may lag the general economy in any recovery. We reduced our exposure but continue to own the stock.

The rapid and deep decline of Internet-
related commerce had a substantial negative
impact on the Fund. In addition to TMP
Worldwide, which the Fund no longer holds,
two Web infrastructure companies--Exodus
Communications and Macromedia--were among
the largest detractors. We sold both
from the portfolio. Retek, a company that
used Internet technology for automated supply-chain
management (improving the efficiency of a
firm's use of suppliers), has an excellent
business model, but we think its success has
been delayed considerably by the current
downturn. We sold our holding. CheckFree,
which provides online bill-paying
infrastructure to banks, had contributed
substantially to last year's gains and we
had taken some profits, but we still had a
significant exposure in this reporting
period. It fell with the rest of the
Internet group.
                                        5

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report   October 31, 2001

CIENA (a manufacturer of telecommunications switches) also had contributed to the Fund's strong performance in its preceding fiscal year, but CIENA's sales growth decelerated with the suspension of capital spending in the telecommunications industry. Although it wasn't in our portfolio at period-end, we expect CIENA to retain its strong position in that market when the industry regains its vitality.

Gemstar-TV Guide International is the
synergistic merger of two good companies.
Gemstar's patented electronic program guide, plus TV Guide's content, created a highly trafficked website as well as potential for smart, Internet-linked entertainment devices. The stock had a substantial decline, as did most stocks exposed to the downturn in advertising spending. The firm was particularly hurt because Newscorp, a business partner, failed in its attempt to buy the satellite television service
Direct/TV. Nonetheless, we expect the firm's share price to recover when advertising picks up.

 ...BUT SOME TECHNOLOGY-RELATED SERVICES GAINED
Two technology-related service companies had stock-price gains over the year and made positive contributions to the Fund's return.
Fiserv is the third largest processor of financial data in the United States, a business that is more closely related to financial activity than to technology sales.
Apollo Group (see Comments on Largest
Holdings) offers technical training. This business holds up well in recessions because companies continue to train their staff, and laid-off workers often use the time to enhance their credentials. Apollo dominates this category, and its shares moved up sharply.

We think the gain on our investment in
Barnes & Noble is also technology related because the company sells video-game consoles and software, one of the few hot spots in the technology area because a new generation of systems is being introduced.

                              www.PruFN.com    (800) 225-1852

HEALTH SERVICES ALSO ROSE
By the end of our reporting period, our
healthcare exposure was almost as large as our technology position. In the aggregate, our health stocks finished the year about where they started it--a significant contribution to the Fund's performance given the market's steep decline. IVAX, which we described on page 3, was the second largest contributor. The largest was Express
Scripts, a mail-order drug benefit manager.
It is relatively immune to changes in the economy because people get sick in good times and bad. Nonetheless, the share price was volatile during the year, and we added to our position when the price was low.

Alza is classified as a drug company, but it specializes in drug delivery systems such as the nicotine patch. We profited when Johnson
& Johnson bought Alza at a premium. We had smaller positive contributions from many other healthcare service providers, including Quest Diagnostics, a medical testing company.

WHAT'S A CHEMICAL COMPANY DOING IN A GROWTH FUND?
Monsanto makes agricultural chemicals. The
Economist recently cited an economic
historian as saying that life expectancies in developing countries are now two and a half times longer than in 1900, in large part because of better food and medicine.
Agricultural chemicals played an important role in that by improving crop yields, making poor farmland productive, and controlling pests and plant diseases. We think there is room for further growth as people around the world try to improve their diets while decreasing the amount of land used for agriculture. Monsanto was among the larger contributors to the Fund's return.

Prudential U.S. Emerging Growth Fund, Inc.

Annual Report   October 31, 2001

LOOKING AHEAD
The poor economic environment has eliminated some weak companies and forced most firms to cut costs. Since 2001, profits have fallen so low that any upswing in 2002 can easily become a large percentage increase over the year-earlier quarter, the most common measure of growth. We think the equity markets are poised to recover upon signs of economic acceleration. We don't expect economic recovery in the next quarter or so, but the strong monetary and fiscal stimuli being applied have turned around slowing economies in the past. Stock prices usually move in anticipation of future earnings trends.

We expect market returns to come back to a normal range, but the Fund's gains of 64% and 45% (on Class A shares) in its two prior fiscal years were not normal; we are giving some of that back this year. The Fund's objective is long-term capital growth from companies with above-average growth. We will be looking for earnings growth in the range of 15% to 20% a year, which would be above the historical norm.

Prudential U.S. Emerging Growth Fund Management Team

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.7%
Common Stocks  93.7%
-------------------------------------------------------------------------------------
Aerospace & Defense  1.2%
      60,200   Northrop Grumman Corp.                                 $    6,016,990
-------------------------------------------------------------------------------------
Apparel & Textiles  1.0%
     119,300   Liz Claiborne, Inc.                                         5,428,150
-------------------------------------------------------------------------------------
Banks  3.5%
     162,100   GreenPoint Financial Corp.                                  5,195,305
     146,600   Investors Financial Services Corp.                          7,755,140
     103,000   Northern Trust Corp.                                        5,200,470
                                                                      --------------
                                                                          18,150,915
-------------------------------------------------------------------------------------
Biotechnology  9.2%
     137,400   Aviron(a)                                                   4,575,420
     168,100   Genentech, Inc.(a)                                          8,783,225
     148,800   Genzyme Corp.(a)                                            8,027,760
      73,200   Human Genome Sciences, Inc.(a)                              3,120,516
      36,500   IDEC Pharmaceuticals Corp.(a)                               2,189,270
      72,400   Invitrogen Corp.(a)                                         4,441,016
     206,800   Protein Design Labs, Inc.(a)                                6,826,468
     113,600   QLT, Inc.(a)                                                2,605,984
     143,600   Sepracor, Inc.(a)                                           6,812,384
                                                                      --------------
                                                                          47,382,043
-------------------------------------------------------------------------------------
Commercial Services & Supplies  11.6%
     298,200   Apollo Group, Inc. (Class A)(a)                            12,121,830
     471,400   Cendant Corp.(a)                                            6,109,344
     310,000   Ceridian Corp.(a)                                           5,111,900
     429,100   CheckFree Corp.(a)                                          6,041,728
     405,500   Concord EFS, Inc.(a)                                       11,098,535
     143,500   CSG Systems International, Inc.(a)                          4,485,810
     260,500   DST Systems, Inc.(a)                                       10,667,475
     134,200   Education Management Corp.(a)                               4,629,900
                                                                      --------------
                                                                          60,266,522

    See Notes to Financial Statements                                      9

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Communications Equipment  0.6%
     435,500   Lucent Technologies, Inc.(a)                           $    2,917,850
-------------------------------------------------------------------------------------
Computers & Peripherals  2.1%
     206,700   Apple Computer, Inc.(a)                                     3,629,652
     165,000   Lexmark International Group, Inc.(a)                        7,383,750
                                                                      --------------
                                                                          11,013,402
-------------------------------------------------------------------------------------
Computer Software & Services  0.2%
      31,000   Diebold, Inc.                                               1,125,300
-------------------------------------------------------------------------------------
Diversified Financials  5.4%
      95,300   Goldman Sachs Group, Inc.                                   7,448,648
     119,700   Household International, Inc.                               6,260,310
     344,600   Stilwell Financial, Inc.                                    6,929,906
      86,700   USA Education, Inc.                                         7,071,252
                                                                      --------------
                                                                          27,710,116
-------------------------------------------------------------------------------------
Diversified Telecommunication Services  1.2%
     655,600   Broadwing, Inc.(a)                                          6,070,856
-------------------------------------------------------------------------------------
Electronic Equipment & Instruments  4.2%
     214,900   Jabil Circuit, Inc.(a)                                      4,555,880
     859,600   Solectron Corp.(a)                                         10,573,080
     315,800   Thermo Electron Corp.(a)                                    6,676,012
                                                                      --------------
                                                                          21,804,972
-------------------------------------------------------------------------------------
Energy Equipment & Services  3.0%
     192,200   BJ Services Co.(a)                                          4,918,398
     141,700   Lone Star Technologies, Inc.(a)                             2,329,548
     175,800   Smith International, Inc.(a)                                8,315,340
                                                                      --------------
                                                                          15,563,286
-------------------------------------------------------------------------------------
Health Care Providers & Services  8.4%
     115,700   AmerisourceBergen Corp.(a)                                  7,353,892
      73,000   Anthem, Inc.(a)                                             3,057,240
     479,900   Caremark Rx, Inc.(a)                                        6,430,660

    10                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
     221,400   Community Health Systems, Inc.(a)                      $    5,535,000
     247,700   Express Scripts, Inc. (Class A)(a)                         10,140,838
     148,500   McKesson Corp.                                              5,493,015
     342,800   Quintiles Transnational Corp.(a)                            5,436,808
                                                                      --------------
                                                                          43,447,453
-------------------------------------------------------------------------------------
Household Durables  0.5%
      79,000   Harman International Industries, Inc.                       2,610,950
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.5%
      47,600   eBay, Inc.(a)                                               2,498,048
-------------------------------------------------------------------------------------
Internet Software & Services  2.8%
     319,200   Openwave Systems, Inc.(a)                                   2,467,416
   1,105,300   RealNetworks, Inc.(a)                                       6,267,051
     151,800   Verisign, Inc.                                              5,876,178
                                                                      --------------
                                                                          14,610,645
-------------------------------------------------------------------------------------
IT Consulting & Services  0.8%
      45,600   Affiliated Computer Services, Inc. (Class A)(a)             4,015,080
-------------------------------------------------------------------------------------
Media  7.0%
     143,900   Cablevision Systems Corp. (Class A)(a)                      4,928,575
     272,500   Cablevision Systems Corp. - Rainbow Media Group(a)          5,817,875
     494,020   Gemstar-TV Guide International, Inc.(a)                    10,013,786
     267,600   Interpublic Group of Companies, Inc.                        6,007,620
     510,100   USA Networks, Inc.(a)                                       9,406,244
                                                                      --------------
                                                                          36,174,100
-------------------------------------------------------------------------------------
Multiline Retail  2.6%
     100,900   BJ's Wholesale Club, Inc.(a)                                5,122,693
     370,300   Dollar Tree Stores, Inc.(a)                                 8,320,641
                                                                      --------------
                                                                          13,443,334
-------------------------------------------------------------------------------------
Pharmaceuticals  5.6%
     112,100   Allergan, Inc.                                              8,047,659
      96,000   Andrx Corp.(a)                                              6,233,280

    See Notes to Financial Statements                                     11

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      68,300   Forest Laboratories, Inc.(a)                           $    5,080,154
     330,000   ICN Pharmaceuticals, Inc.                                   7,989,300
      87,200   IVAX Corp.                                                  1,791,960
                                                                      --------------
                                                                          29,142,353
-------------------------------------------------------------------------------------
Real Estate  0.4%
      47,300   Forest City Enterprises, Inc. (Class A)                     2,296,415
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  10.2%
      69,200   Analog Devices, Inc.(a)                                     2,629,600
     112,100   Broadcom Corp. (Class A)(a)                                 3,857,361
     251,100   Integrated Device Technology, Inc.(a)                       6,993,135
     146,300   KLA-Tencor Corp.(a)                                         5,977,818
     169,100   Linear Technology Corp.                                     6,561,080
     386,300   LSI Logic Corp.(a)                                          6,547,785
     112,500   Maxim Integrated Products, Inc.(a)                          5,146,875
     139,500   Microsemi Corp.(a)                                          4,882,500
     117,300   Novellus Systems, Inc.(a)                                   3,874,419
     204,100   Xilinx, Inc.(a)                                             6,208,722
                                                                      --------------
                                                                          52,679,295
-------------------------------------------------------------------------------------
Software  7.3%
     140,200   BEA Systems, Inc.(a)                                        1,702,028
     109,500   Electronic Arts, Inc.(a)                                    5,634,870
     102,900   Intuit, Inc.(a)                                             4,138,638
     753,000   Parametric Technology Corp.(a)                              5,278,530
     517,900   Rational Software Corp.(a)                                  6,794,848
     233,500   Synopsys, Inc.(a)                                          10,974,500
     401,900   TIBCO Software, Inc.(a)                                     3,392,036
                                                                      --------------
                                                                          37,915,450
-------------------------------------------------------------------------------------
Specialty Retail  1.9%
     464,900   AutoNation, Inc.(a)                                         4,783,821
     140,100   Barnes & Noble, Inc.(a)                                     5,148,675
                                                                      --------------
                                                                           9,932,496

    12                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Portfolio of Investments as of October 31, 2001 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Wireless Communications & Services  2.5%
     710,000   American Tower Corp.(Class A)(a)                       $    7,824,200
     167,800   Western Wireless Corp. (Class A)(a)                         4,894,726
                                                                      --------------
                                                                          12,718,926
                                                                      --------------
               Total long-term investments (cost $546,614,883)           484,934,947
                                                                      --------------

SHORT-TERM INVESTMENTS  5.3%
Principal
Amount
(000)
-----------------------------------------------------------------------------------------
Repurchase Agreement  5.3%
$    27,512   Joint Repurchase Agreement Account,
               2.58%, 11/1/01
               (cost $27,512,000; Note 5)                                27,512,000
                                                                     --------------
              Total Investments  99.0%
               (cost $574,126,883; Note 4)                              512,446,947
              Other assets in excess of liabilities  1.0%                 5,255,509
                                                                     --------------
              Net Assets  100%                                       $  517,702,456
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.

    See Notes to Financial Statements                                     13

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $574,126,883)                          $  512,446,947
Cash                                                                      191,577
Receivable for investments sold                                        18,399,296
Receivable for Fund shares sold                                         4,011,930
Dividends and interest receivable                                          21,904
Deferred expenses and other assets                                          8,002
                                                                  ----------------
      Total assets                                                    535,079,656
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      15,228,821
Payable for Fund shares reacquired                                      1,352,572
Accrued expenses and other liabilities                                    268,038
Management fee payable                                                    265,548
Distribution fee payable                                                  262,221
                                                                  ----------------
      Total liabilities                                                17,377,200
                                                                  ----------------
NET ASSETS                                                         $  517,702,456
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Common stock, at par                                            $       40,187
   Paid-in capital in excess of par                                   801,767,901
                                                                  ----------------
                                                                      801,808,088
   Accumulated net realized loss on investments                      (222,425,696)
   Net unrealized depreciation on investments                         (61,679,936)
                                                                  ----------------
Net assets, October 31, 2001                                       $  517,702,456
                                                                  ----------------
                                                                  ----------------

    14                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2001
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($180,763,318 / 13,741,061 shares of common stock issued
      and outstanding)                                                    $13.15
   Maximum sales charge (5% of offering price)                               .69
                                                                  ----------------
   Maximum offering price to public                                       $13.84
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($214,091,815 / 17,027,740 shares of common stock issued
      and outstanding)                                                    $12.57
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($46,242,742 / 3,677,966 shares of common stock issued
      and outstanding)                                                    $12.57
   Sales charge (1% of offering price)                                       .13
                                                                  ----------------
   Offering price to public                                               $12.70
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($76,604,581 / 5,740,372 shares of common stock
      issued and outstanding)                                             $13.34
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     15

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                  October 31, 2001
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                        $    1,669,766
   Dividends (net of foreign withholding taxes of $12,315)              1,444,082
                                                                  ----------------
      Total income                                                      3,113,848
                                                                  ----------------
Expenses
   Management fee                                                       4,032,115
   Distribution fee--Class A                                              569,126
   Distribution fee--Class B                                            3,009,620
   Distribution fee--Class C                                              627,332
   Transfer agent's fees and expenses                                   1,400,000
   Reports to shareholders                                                700,000
   Custodian's fees and expenses                                          104,000
   Registration fees                                                       95,000
   Legal fees and expenses                                                 55,000
   Amortization of deferred organizational costs                           24,393
   Audit fees                                                              20,000
   Directors' fees and expenses                                            18,000
   Miscellaneous                                                           25,126
                                                                  ----------------
      Total operating expenses                                         10,679,712
   Loan interest expense                                                    2,824
                                                                  ----------------
      Total expenses                                                   10,682,536
                                                                  ----------------
Net investment loss                                                    (7,568,688)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                         (210,133,893)
Net change in unrealized depreciation on investments                 (140,532,868)
                                                                  ----------------
Net loss on investments                                              (350,666,761)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ (358,235,449)
                                                                  ----------------
                                                                  ----------------

    16                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                        Year Ended October 31,
                                                 ------------------------------------
                                                       2001                2000
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $   (7,568,688)     $   (8,599,659)
   Net realized gain (loss) on investments          (210,133,893)        127,986,985
   Net change in unrealized appreciation
      (depreciation) on investments                 (140,532,868)            643,815
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                     (358,235,449)        120,031,141
                                                 ----------------    ----------------
   Distributions from net realized gains (Note
      1)
      Class A                                        (34,896,594)         (7,442,557)
      Class B                                        (53,884,452)        (16,826,102)
      Class C                                        (10,552,469)         (2,229,103)
      Class Z                                         (9,335,738)         (1,745,526)
                                                 ----------------    ----------------
                                                    (108,669,253)        (28,243,288)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversion)
   (Note 6)
   Net proceeds from shares sold                     373,099,048         881,684,622
   Net asset value of shares issued in
      reinvestment of distributions                  104,728,635          27,019,148
   Cost of shares reacquired                        (369,717,286)       (437,151,603)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                        108,110,397         471,552,167
                                                 ----------------    ----------------
Total increase (decrease)                           (358,794,305)        563,340,020
NET ASSETS
Beginning of year                                    876,496,761         313,156,741
                                                 ----------------    ----------------
End of year                                       $  517,702,456      $  876,496,761
                                                 ----------------    ----------------
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     17

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements

      Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM' or 'Manager'). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, which will generally have a market capitalization less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index, with the potential for above-average growth.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager, in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value.

      Debt securities which mature in more than 60 days are valued at current market quotations. Debt securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Distributions from net investment income
and net capital gains, if any, are made annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $7,568,688, decrease accumulated net realized loss on investments by $5,911 and decrease paid-in capital by $7,574,599, to reclassify net operating losses and redemptions utilized as distributions for federal income tax purposes during the fiscal year ended October 31, 2001. Net investment income, paid-in capital and net assets were not affected by this change.

      Taxes:    It is the Fund's policy to meet the requirements of the Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
                                                                          19

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Deferred Organization Expenses:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison, Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PIFM pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the Fund's average daily net assets up to $1 billion and .55 of 1% of the average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 2001.

      PIMS has advised the Fund that it received approximately $331,600 and $89,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2001. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2001, it received approximately $658,800 and $59,000 in contingent deferred sales

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and Jennison are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America ('Prudential'). Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $930 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. Effective September 14, 2001, the commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment will be reduced to $500 million. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions.

      The Fund utilized the line of credit during the year ended October 31, 2001. The average daily balance, for the five days the Fund had debt outstanding during the year was approximately $4,239,200 at a weighted average interest rate of approximately 4.86%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended October 31, 2001, the Fund incurred fees of approximately $1,208,700 for the services of PMFS. As of October 31, 2001, approximately $105,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $1,967,761,252 and $1,953,489,837, respectively.
                                                                          21

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      The cost basis of investments for federal income tax purposes as of October 31, 2001 was $602,762,810 and, accordingly, net unrealized depreciation of investments for federal income tax purposes was $90,315,863 (gross unrealized appreciation--$14,766,167; gross unrealized depreciation--$105,082,030).

      For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001, of approximately $193,789,800 which expires in 2009.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2001, the Fund had a 5.9% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $27,512,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

      Credit Suisse First Boston Corp., 2.58%, in the principal amount of $155,991,000, repurchase price $156,002,179, due 11/1/01. The value of the collateral including accrued interest was $159,116,030.

      Greenwich Capital Markets, 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,112,701.

      Salomon Smith Barney, Inc., 2.58%, in the principal amount of $155,990,000, repurchase price $156,001,179, due 11/1/01. The value of the collateral including accrued interest was $159,213,204.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, which consists of

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

1 billion, 500 million, 300 million and 200 million authorized shares, respectively. Of the shares of common stock issued and outstanding at October 31, 2001, PIFM owned 2,500 shares each of Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                  10,374,583    $ 180,110,390
Shares issued in reinvestment of distributions                1,819,509       33,746,978
Shares reacquired                                           (10,942,237)    (189,786,092)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,251,855       24,071,276
Shares issued upon conversion from Class B                    1,132,797       20,213,613
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,384,652    $  44,284,889
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  18,021,106    $ 473,670,408
Shares issued in reinvestment of distributions                  337,254        7,120,860
Shares reacquired                                           (12,579,993)    (328,357,959)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  5,778,367      152,433,309
Shares issued upon conversion from Class B                    1,111,429       31,498,175
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 6,889,796    $ 183,931,484
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   2,668,800    $  45,181,789
Shares issued in reinvestment of distributions                2,897,918       51,719,658
Shares reacquired                                            (4,433,351)     (70,569,426)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,133,367       26,332,021
Shares reacquired upon conversion into Class A               (1,180,022)     (20,213,613)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (46,655)   $   6,118,408
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  10,338,639    $ 267,311,408
Shares issued in reinvestment of distributions                  782,642       16,109,133
Shares reacquired                                            (2,780,498)     (70,304,915)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  8,340,783      213,115,626
Shares reacquired upon conversion into Class A               (1,144,343)     (31,498,175)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 7,196,440    $ 181,617,451
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          23

       Prudential U.S. Emerging Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended October 31, 2001:
Shares sold                                                     979,786    $  16,390,025
Shares issued in reinvestment of distributions                  576,644       10,291,368
Shares reacquired                                            (1,225,482)     (19,387,676)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   330,948    $   7,293,717
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   2,535,417    $  65,495,924
Shares issued in reinvestment of distributions                  106,238        2,186,792
Shares reacquired                                              (553,865)     (13,910,800)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,087,790    $  53,771,916
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended October 31, 2001:
Shares sold                                                   7,694,785    $ 131,416,844
Shares issued in reinvestment of distributions                  478,271        8,970,631
Shares reacquired                                            (5,385,468)     (89,974,092)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 2,787,588    $  50,413,383
                                                            -----------    -------------
                                                            -----------    -------------
Year ended October 31, 2000:
Shares sold                                                   2,837,518    $  75,206,882
Shares issued in reinvestment of distributions                   75,388        1,602,363
Shares reacquired                                              (947,081)     (24,577,929)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,965,825    $  52,231,316
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential U.S. Emerging Growth Fund, Inc.

                     Financial
                           Highlights

' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   25.69
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.13)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (9.26)
                                                                    ----------
   Total from investment operations                                      (9.39)
                                                                    ----------
Less distributions
Distributions from net realized gains                                    (3.15)
                                                                    ----------
Net asset value, end of period                                       $   13.15
                                                                    ----------
                                                                    ----------
TOTAL RETURN(c):                                                        (40.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 180,763
Average net assets (000)                                             $ 227,650
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.21%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .96%
   Net investment loss                                                    (.75)%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 305%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    26                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                         Class A
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  19.16             $  12.01             $  11.92               $  10.00
----------------         --------             --------               --------
        (.20)                (.13)                (.11)                  (.08)
        8.37                 7.61                  .41                   2.00
----------------         --------             --------               --------
        8.17                 7.48                  .30                   1.92
----------------         --------             --------               --------
       (1.64)                (.33)                (.21)                    --
----------------         --------             --------               --------
    $  25.69             $  19.16             $  12.01               $  11.92
----------------         --------             --------               --------
----------------         --------             --------               --------
       44.52%               63.65%                2.63%                 19.20%
    $291,800             $ 85,595             $ 32,183               $ 33,124
    $217,712             $ 52,984             $ 33,831               $ 28,141
        1.06%                1.22%                1.25%                  1.46%(b)
         .81%                 .97%                1.00%                  1.21%(b)
        (.75)%               (.80)%               (.88)%                 (.92)%(b)
         347%                 153%                 177%                   107%

    See Notes to Financial Statements                                     27

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $   24.88
                                                                    ----------
Income from investment operations
Net investment loss                                                       (.24)
Net realized and unrealized gain (loss) on investment
   transactions                                                          (8.92)
                                                                    ----------
   Total from investment operations                                      (9.16)
                                                                    ----------
Less distributions
Distributions from net realized gains                                    (3.15)
                                                                    ----------
Net asset value, end of period                                       $   12.57
                                                                    ----------
                                                                    ----------
TOTAL RETURN(c):                                                        (40.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 214,092
Average net assets (000)                                             $ 300,962
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.96%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .96%
   Net investment loss                                                   (1.49)%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                         Class B
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  18.72             $  11.83             $  11.85               $  10.00
----------------     ----------------         --------               --------
        (.38)                (.24)                (.20)                  (.14)
        8.18                 7.46                  .39                   1.99
----------------     ----------------         --------               --------
        7.80                 7.22                  .19                   1.85
----------------     ----------------         --------               --------
       (1.64)                (.33)                (.21)                    --
----------------     ----------------         --------               --------
    $  24.88             $  18.72             $  11.83               $  11.85
----------------     ----------------         --------               --------
----------------     ----------------         --------               --------
       43.52%               62.39%                1.71%                 18.50%
    $424,815             $184,955             $ 83,407               $ 82,070
    $382,245             $127,249             $ 86,713               $ 67,420
        1.81%                1.97%                2.00%                  2.21%(b)
         .81%                 .97%                1.00%                  1.21%(b)
       (1.49)%              (1.55)%              (1.63)%                (1.67)%(b)

    See Notes to Financial Statements                                     29

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 24.88
                                                                     --------
Income from investment operations
Net investment loss                                                      (.25)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (8.91)
                                                                     --------
   Total from investment operations                                     (9.16)
                                                                     --------
Less distributions
Distributions from net realized gains on investment
transactions                                                            (3.15)
                                                                     --------
Net asset value, end of period                                        $ 12.57
                                                                     --------
                                                                     --------
TOTAL RETURN(c):                                                       (40.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $46,243
Average net assets (000)                                              $62,733
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               1.96%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .96%
   Net investment loss                                                  (1.50)%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    30                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                         Class C
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  18.72             $  11.83              $11.85                 $10.00
    --------             --------             -------                -------
        (.38)                (.24)               (.20)                  (.14)
        8.18                 7.46                 .39                   1.99
    --------             --------             -------                -------
        7.80                 7.22                 .19                   1.85
    --------             --------             -------                -------
       (1.64)                (.33)               (.21)                    --
    --------             --------             -------                -------
    $  24.88             $  18.72              $11.83                 $11.85
    --------             --------             -------                -------
    --------             --------             -------                -------
       43.52%               62.39%               1.71%                 18.50%
    $ 83,275             $ 23,578              $6,774                 $6,477
    $ 65,566             $ 12,380              $6,949                 $5,526
        1.81%                1.97%               2.00%                  2.21%(b)
         .81%                 .97%               1.00%                  1.21%(b)
       (1.50)%              (1.56)%             (1.63)%                (1.69)%(b)

    See Notes to Financial Statements                                     31

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                -------------------
                                                                    Year Ended
                                                                October 31, 2001(d)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $ 25.94
                                                                     --------
Income from investment operations
Net investment loss                                                      (.09)
Net realized and unrealized gain (loss) on investment
   transactions                                                         (9.36)
                                                                     --------
   Total from investment operations                                     (9.45)
                                                                     --------
Less distributions
Distributions from net realized gains on investment
   transactions                                                         (3.15)
                                                                     --------
Net asset value, end of period                                        $ 13.34
                                                                     --------
                                                                     --------
TOTAL RETURN(c):                                                       (39.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $76,604
Average net assets (000)                                              $80,674
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .96%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .96%
   Net investment loss                                                   (.54)%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on average shares outstanding during the period.

    32                                     See Notes to Financial Statements

       Prudential U.S. Emerging Growth Fund, Inc.
             Financial Highlights Cont'd.

                                         Class Z
-----------------------------------------------------------------------------------------
                  Year Ended October 31,                       December 31, 1996(a)
----------------------------------------------------------           Through
    2000(d)              1999(d)                1998             October 31, 1997
-----------------------------------------------------------------------------------------
    $  19.28             $  12.06              $11.93                 $10.00
    --------             --------             -------                -------
        (.13)                (.09)               (.04)                  (.03)
        8.43                 7.64                 .38                   1.96
    --------             --------             -------                -------
        8.30                 7.55                 .34                   1.93
    --------             --------             -------                -------
       (1.64)                (.33)               (.21)                    --
    --------             --------             -------                -------
    $  25.94             $  19.28              $12.06                 $11.93
    --------             --------             -------                -------
    --------             --------             -------                -------
       44.95%               63.97%               2.97%                 19.30%
    $ 76,607             $ 19,029              $2,439                 $  561
    $ 52,755             $  7,796              $1,283                 $  261
         .81%                 .97%               1.00%                  1.21%(b)
         .81%                 .97%               1.00%                  1.21%(b)
        (.51)%               (.56)%              (.63)%                 (.73)%(b)

    See Notes to Financial Statements                                     33

       Prudential U.S. Emerging Growth Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential U.S. Emerging Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential U.S. Emerging Growth Fund, Inc. (the 'Fund') at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 18, 2001

       Prudential U.S. Emerging Growth Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal tax status of distributions paid by the Fund during such fiscal period. Accordingly, we are advising you that in the fiscal year ended October 31, 2001, the Fund paid distributions of $1.063 per Class A, B, C, and Z shares from net realized short-term capital gain distribution, which is taxable as ordinary income. In addition the Fund paid to Class A, B, C, and Z shares a net realized long-term capital gains distribution of $2.088, which is taxable as such.

      In January 2002, you will be advised on IRS Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends and distributions received by you in calendar year 2001. The amount that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 2001 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2001.
                                                                          35

       Prudential U.S. Emerging Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited)

      A meeting of the Fund's shareholders was held on January 17, 2001, and February 22, 2001, in conjunction with shareholder meetings for certain other Funds within the Prudential Mutual Fund complex. The meeting was held for the following purposes:

(1) To elect the following thirteen individuals to serve on the Fund's Board of Directors to a term until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    - Saul K. Fenster
    - Delayne Dedrick Gold
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - W. Scott McDonald, Jr.
    - Thomas T. Mooney
    - Stephen P. Munn
    - David R. Odenath, Jr.
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Louis A. Weil, III
    - Clay T. Whitehead

(2) To approve the adoption of a new subadvisory agreement between PIFM and Jennison.

(3) To permit PIFM to enter into subadvisory agreements with new subadvisors to the Fund, or make material changes to subadvisory agreements with existing subadvisors to the Fund, without obtaining shareholder approval. This is called the 'Manager-of-Managers' structure and would not change the rate of advisory fees charged to a Fund.

(4) To approve an amendment to the management agreement for the Fund to permit PIFM to allocate assets among affiliated and unaffiliated subadvisors. The rate of advisory fees payable by each Fund would not change.

(5) To approve an amendment to certain fundamental investment restrictions and policies of the Fund.

(6) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the current fiscal year.

       Prudential U.S. Emerging Growth Fund, Inc.
             Supplemental Proxy Information (Unaudited) Cont'd.

      The results of the proxy solicitation on the above matters were:

               Director/Manager/
                  Investment                Votes          Votes
             Restrictions/Auditor            for          Against      Abstentions
         -----------------------------    ----------     ---------     -----------
(1)D     Saul K. Fenster                  17,175,826            --            --
         Delayne Dedrick Gold             17,172,819            --            --
         Robert F. Gunia                  17,182,066            --            --
         Douglas H. McCorkindale          17,184,447            --            --
         W. Scott McDonald, Jr.           17,183,450            --            --
         Thomas T. Mooney                 17,180,619            --            --
         Stephen P. Munn                  17,182,905            --            --
         David R. Odenath, Jr.            17,184,447            --            --
         Richard A. Redeker               17,185,689            --            --
         Judy A. Rice                     17,174,934            --            --
         Robin B. Smith                   17,176,686            --            --
         Louis A. Weil, III               17,183,111            --            --
         Clay T. Whitehead                17,175,683            --            --
(2)*     PIFM & Jennison                  18,073,258       363,049       269,686
(3)D     PIFM                             12,007,081     1,009,464       438,538
(4)D     PIFM                             12,222,118       781,836       451,129
(5a)D    Fund Diversification             12,530,756       511,142       413,185
(5b)D    Issuing Senior Securities,
          Borrowing Money and Pledging
          Assets                          12,254,844       750,785       449,454
(5c)D    Buying and Selling Real
          Estate                          12,345,983       669,065       440,035
(5d)D    Buying and Selling
          Commodities and Commodity
          Contracts                       12,234,028       774,560       446,495
(5e)D    Fund Concentration               12,485,647       521,583       447,853
(5f)D    Making Loans                     12,205,538       791,419       458,126
(5g)D    Other Investment Restrictions    12,264,349       708,173       482,561
(6)D     PricewaterhouseCoopers LLP       17,068,064       182,543       365,971

*Approved at the January 17, 2001 meeting.
DApproved at the February 22, 2001 meeting.

We are reissuing our disclosure of the proxy results from the Semi-Annual Report for the six months ended April 30, 2001, in order to bring to your attention subsequent information. We have provided updated information regarding the final results of the proxy solicitation for Matter (2). This change does not affect the outcome of the initial proxy results.
                                                                          37

Prudential U.S. Emerging Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
---------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
   Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
                             www.PruFN.com     (800) 225-1852

Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
   Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
   Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential
  mutual funds.

Prudential U.S. Emerging Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate
charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                           www.PruFN.com     (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Prudential U.S. Emerging Growth Fund, Inc.

Class A   Growth of a $10,000 Investment

                  (GRAPH)

Average Annual Total Returns as of 10/31/01

                        One Year   Since Inception
With Sales Charge       -43.12%        10.85%
Without Sales Charge    -40.13%        12.04%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential U.S. Emerging Growth Fund,
Inc. (Class A shares) with a similar
investment in the Standard & Poor's MidCap
400 Stock Index (S&P MidCap 400 Index) by portraying the initial account values at the commencement of operations of Class A shares
(December 31, 1996) and the account values at the end of the current fiscal year
(October 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how mid-cap stock prices have performed. The S&P
MidCap 400 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P MidCap 400
Index may differ substantially from the
securities in the Fund. The S&P MidCap 400
Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                                www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 10/31/01

                        One Year   Since Inception
With Sales Charge       -43.09%        11.04%
Without Sales Charge    -40.57%        11.18%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential U.S. Emerging Growth Fund,
Inc. (Class B shares) with a similar
investment in the Standard & Poor's MidCap
400 Stock Index (S&P MidCap 400 Index) by portraying the initial account values at the commencement of operations of Class B shares
(December 31, 1996) and the account values at the end of the current fiscal year
(October 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on October 31, 2001; (b) all recurring fees
(including management fees) were deducted;
and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how mid-cap stock prices have performed. The S&P
MidCap 400 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P MidCap 400
Index may differ substantially from the
securities in the Fund. The S&P MidCap 400
Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

Prudential U.S. Emerging Growth Fund, Inc.

Class C     Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns as of 10/31/01

                         One Year   Since Inception
With Sales Charge         -41.66%       10.95%
Without Sales Charge      -40.57%       11.18%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential U.S. Emerging Growth Fund,
Inc. (Class C shares) with a similar
investment in the Standard & Poor's MidCap
400 Stock Index (S&P MidCap 400 Index) by portraying the initial account values at the commencement of operations of Class C shares
(December 31, 1996) and the account values at the end of the current fiscal year
(October 31, 2001), as measured on a
quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial
$10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on October 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how mid-cap stock prices have performed. The S&P
MidCap 400 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P MidCap 400
Index may differ substantially from the
securities in the Fund. The S&P MidCap 400
Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

                            www.PruFN.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

                    (GRAPH)

Average Annual Total Returns as of 10/31/01

     One Year   Since Inception
     -39.95%      12.32%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential U.S. Emerging
Growth Fund, Inc. (Class Z shares) with a similar investment in the Standard & Poor's
MidCap 400 Stock Index (S&P MidCap 400
Index) by portraying the initial account values at the commencement of operations of Class Z shares (December 31, 1996) and the account values at the end of the current fiscal year (October 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees
(including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how mid-cap stock prices have performed. The S&P
MidCap 400 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the S&P MidCap 400
Index may differ substantially from the
securities in the Fund. The S&P MidCap 400
Index is not the only one that may be used to characterize performance of stock funds.
Other indexes may portray different
comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission
(SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols     Nasdaq        CUSIP
   Class A       PEEAX       74438N106
   Class B       PEEBX       74438N205
   Class C       PEGCX       74438N304
   Class Z       PEGZX       74438N403

MF173E   IFS-A067567